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EXHIBIT 99.2

99.2 Unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2004

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           Unaudited Pro Forma Condensed Combined Financial Statements
                 as of and for the Year Ended December 31, 2004.

On April 1, 2005, a wholly owned subsidiary of Rescon Technology, Inc., a Nevada corporation ("Rescon"), merged with Nayna Networks, Inc., a Delaware corporation ("Nayna") pursuant to an Agreement and Plan of Merger between Rescon and Nayna (the "Agreement"). In the Merger Rescon issued 32,249,947 shares of its restricted common stock to the stockholders of Nayna and issued options to purchase 3,475,763 shares of its restricted common stock and warrants to purchase 88,600 shares of its restricted stock, in exchange for 100% of Nayna's issued and outstanding shares of common stock, options and warrants.

As a result of the Merger, Rescon continued as the surviving corporation and the stockholders of Nayna became stockholders of Rescon. The stockholders of Rescon prior to the Merger now own approximately 9.92 % of the issued and outstanding shares of Rescon common stock after the Merger. If all options and warrants issued pursuant to the Merger were exercised, the stockholders of Rescon would own approximately 9.02% of the issued and outstanding shares of Rescon common stock. The stockholders of Nayna prior to the Merger now own approximately 90.08% of the issued and outstanding shares of Rescon common stock after the Merger. If all of the options and warrants issued pursuant to the Merger were exercised, the stockholders of Nayna would own approximately 90.98% of the issued and outstanding shares of Rescon common stock. Pursuant to the Agreement, Rescon changed its name to Nayna Networks, Inc.

The following unaudited pro forma condensed combined financial information gives effect to the merger of Rescon and Nayna. The unaudited pro forma condensed combined balance sheet combines the financial position of Rescon at November 30, 2004 (as reflected in the Form 10-QSB filed by Rescon for its quarter ended November 30, 2004, the most recent fiscal quarter preceding December 31, 2004) and Nayna at December 31, 2004 as if the acquisition had been consummated on December 31, 2004. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2004 combines the results of operations of Rescon and Nayna for the year ended December 31, 2004, as if the acquisition had occurred on January 1, 2004.

The unaudited pro forma condensed combined financial information presented is based on preliminary estimates, available information and certain assumptions and may be revised as additional information becomes available. The unaudited pro forma condensed combined financial information is not intended to represent what financial results of operations would actually have been if the acquisition had occurred on those dates or to project financial results of operations for any future period. Since Rescon and Nayna were not under common control or management for the period January 1, 2004 to December 31, 2004, the unaudited pro forma condensed combined financial results may not be comparable to, or indicative of, future performance.

This unaudited pro forma condensed combined financial information should be read in conjunction with the historical consolidated financial statements of Rescon and Nayna. Rescon's historical financial statements can be found in Rescon's Annual Report on Form 10-KSB filed on January 26, 2005 and Rescon's Quarterly Report on Form 10-QSB filed on January 26, 2005. Nayna's historical financial statements can be found as Exhibit 99.1 to this Current Report on Form 8-K/A.

                          UNAUDITED PRO FORMA CONDENSED
                             COMBINED BALANCE SHEET
                                     (000's)

                                                                 as at                 as at    PRO FORMA
                                                     December 31, 2004    November 30, 2004    ADJUSTMENTS      PRO FORMA
                                                                 NAYNA               RESCON       (NOTE #3)      COMBINED
                                                     -----------------    -----------------    ------------    ------------
ASSETS
Current assets:
Cash and cash equivalents                            $             709    $               2    $         (2)   $        709
Restricted cash                                      $              49                                                   49
Accounts receivable, net                                           160                   --                             160
Inventory                                                           --                                                    0
Prepaid expenses                                                    35                   20             (20)             35
                                                     -----------------    -----------------    ------------    ------------
Total current assets                                               953                   22             (22)            953

Property and equipment, net                                        798                   24             (24)            798
Other assets                                                        16                  760            -760              16
                                                     -----------------    -----------------    ------------    ------------

Total assets                                         $           1,767    $             806    $       (806)   $      1,767
                                                     =================    =================    ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
Accounts payable                                     $             655    $              25    $        (25)            655
Accrued liabilities                                                535                   --                             535
Current portion - notes payable & equipment leases                 727                   --                             727
Due to related parties                                              --                  691            (691)              0
                                                     -----------------    -----------------    ------------    ------------
Total current liabilities                                        1,918                  716            (716)          1,918

Minority Interest                                                   (1)                   1               0
Note Payable                                                       298                                                  298
Convertible note payable, net                                      922                                                  922

Stockholders' equity (deficit)
Preferred stock                                                     20                   --              20
Common stock                                                        80                    0               0              80
Additonal paid in capital                                       51,911                6,342          (6,342)         51,911
Deficit accumulated prior to development stage                                       (4,468)          4,468               0
Deficit accumulated during the development stage               (53,382)              (1,784)          1,784         (53,382)
                                                     -----------------    -----------------    ------------    ------------
Stockholders' equity (deficit)                                  (1,371)                  90             (90)         (1,371)
                                                     -----------------    -----------------    ------------    ------------
Total liabilities and stockholders' deficit          $           1,767    $             806    $       (806)   $      1,767
                                                     =================    =================    ============    ============

                          UNAUDITED PRO FORMA CONDENSED
                        COMBINED STATEMENT OF OPERATIONS
                     (000's) except share and per share data

                                             for the twelve months        for the twelve months      PRO  FORMA
                                            ending December 31, 2004    ending November 30, 2004     ADJUSTMENTS     PRO FORMA
                                                               NAYNA                      RESCON      (NOTE #3)       COMBINED
                                            ------------------------    ------------------------    ------------    ------------
Sales                                       $                     --    $                     --    $         --      $       --
Cost of sales                                                      0                          --              --               0
                                            ------------------------    ------------------------    --------------  ------------
Gross profit                                                    --                            --              --              --
                                            ------------------------    ------------------------    --------------  ------------

Operating expenses:
Engineering                                                    2,971                          --              --           2,971
Sales and marketing                                            1,011                          --              --           1,011
General and administrative                                     1,069                         697            (697)          1,069
                                            ------------------------    ------------------------    ------------    ------------
Total operating expenses                                       5,051                         697            (697)          5,051
                                            ------------------------    ------------------------    ------------    ------------

Loss from operations                                          (5,051)                       (697)            697          (5,051)

Loss on sales of assets                                          (12)                                                        (12)
Other income                                                      14                          --                              14
Interest expense                                                 (40)                         --                             (40)
Impairment of goodwill related to                                  0
acquisitions                                                      (9)                                                         (9)
                                            ------------------------    ------------------------    ------------    ------------

Net loss                                    $                 (5,098)   $                   (697)   $        697    $     (5,098)
                                            ========================    ========================    ============    ============

Net loss per share, basic                                                                                           $      (0.34)
                                                                                                                    ============

Net loss per share, diluted                                                                                         $      (0.27)
                                                                                                                    ============
Weighted average shares used in computing
net loss per share, basic                                                                                             14,792,553
                                                                                                                    ============

Weighted average shares used in computing
net loss per share, diluted                                                                                           18,712,946
                                                                                                                    ============

The accompanying notes are an integral part of these pro forma condensed combined financial statements.

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                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                         COMBINED FINANCIAL INFORMATION

1. SUMMARY OF TRANSACTION

On April 1, 2005, a wholly owned subsidiary of Rescon Technology, Inc., a Nevada corporation ("Rescon"), merged with Nayna Networks, Inc., a Delaware corporation ("Nayna") pursuant to an Agreement and Plan of Merger between Rescon and Nayna (the "Agreement"). In the Merger Rescon issued 32,249,947 shares of its restricted common stock to the stockholders of Nayna and issued options to purchase 3,475,763 shares of its restricted common stock and warrants to purchase 88,600 shares of its restricted stock, in exchange for 100% of Nayna's issued and outstanding shares of common stock, options and warrants.

2. UNAUDITED PRO FORMA COMBINED NET LOSS PER SHARE

Basic net loss per share and shares used in computing the net loss per share for the year ended December 31, 2004 are based upon the historical weighted average common shares outstanding plus the shares issued in connection with the Merger. Dilutive net loss per share would give effect to the dilutive effect of common stock equivalents consisting of restricted stock and warrants. Potentially dilutive securities have been excluded from the computation of net loss per share as its effect would be antidilutive. The 32,249,947 shares of common stock issued in connection with the Merger have been included in the calculation of pro forma basic and diluted net loss per share as follows:

                              Nayna Networks, Inc.
NOTE2:
                         UNAUDITED PRO FORMA CONDENSED
                  Calculation of basic and fully diluted shares

                                                            Series A      Series B      Series C      Series D        Common
Nayna balance as at December 31, 2003                     15,000,000     7,999,997     4,680,647             0    20,512,289

Pre-merger post-reverse split Rescon                                                                               3,552,557

Conversion to common                                     (15,000,000)   (7,999,997)   (4,680,647)                 27,680,644

Issuance of Series D on July 2004                                                                   19,531,247

Issuance on purchase of Accordion asset on August 2004                                                               300,000

Exercise of employee stock options on September 2004                                                                 301,158

Issuance on purchase of DC7

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Total basic shares as at December 31, 2004                         0             0             0    19,531,247    52,346,648
=============================================================================================================================

as converted to common                                                                              47,301,090
-----------------------------------------------------------------------------------------------------------------------------
Total fully diluted shares as at December 31, 2004                 0             0             0    66,832,337    52,346,648
=============================================================================================================================

                                                                                                                     0
                                                                                                              Weighted
                                                                                                               Average
                                                                            as converted     Weighted     as converted
                                                                    Total     to Rescon       Average        to Rescon
Nayna balance as at December 31, 2003                          48,192,933      9,586,346     48,192,933      9,586,346

Pre-merger post-reverse split Rescon                            3,552,557                                    3,552,557

onversion to common                                                    0              0              0              0

Issuance of Series D on July 2004                              19,531,247      3,885,078      8,138,020      1,618,782

Issuance on purchase of Accordion asset on August 2004            300,000         59,675        100,000         19,892

Exercise of employee stock options on September 2004              301,158         59,905         75,290         14,976

Issuance on purchase of DC7                                    46,502,040      9,250,000

----------------------------------------------------------------------------------------------------------------------
Total basic shares as at December 31, 2004                    118,379,935     22,841,003     56,506,242     14,792,553
======================================================================================================================


as converted to common                                         47,301,090      9,408,944     19,708,788      3,920,393
----------------------------------------------------------------------------------------------------------------------
Total fully diluted shares as at December 31, 2004            165,681,025     32,249,947     76,215,030     18,712,946
======================================================================================================================

3. PRO FORMA ADJUSTMENTS

The pro forma adjustments are based on management's preliminary estimates, which may change as additional information is obtained, and eliminate the historical assets, liabilities and equity of Rescon that will not be part of the combined company after the Merger.

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